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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 28, 2000




                          GUILFORD PHARMACEUTICALS INC.
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             (Exact name of registrant as specified in its charter)




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
                    Delaware                             000-23736                          52-1841960
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         (State or other jurisdiction of             (Commission File                     (I.R.S. Employer
         incorporation or organization)                    Number)                       Identification No.)
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
                   6611 Tributary Street, Baltimore, Maryland                                   21224
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                   (Address of principal executive offices)                                  (Zip Code)
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       Registrant's telephone number, including area code: (410) 631-6300


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          (Former name or former address, if changed since last report)


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                          GUILFORD PHARMACEUTICALS INC.


ITEM 5.  OTHER EVENTS.

                  Guilford Pharmaceuticals Inc. and Gliatech Inc. announced on August 28, 2000 that they had agreed to terminate the Agreement and Plan of Merger dated as of May 29, 2000, as amended. In accordance with the terms of the Termination Agreement, a copy of which is attached hereto as Exhibit 99.1, the parties have agreed to release one another from all claims of any kind arising out of the Merger Agreement. Under the terms of the Termination Agreement, no termination fees are payable by either party.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits.

                  The following are filed as exhibits to this current report on Form 8-K:

                  99.1     Termination Agreement, dated August 28, 2000


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                                              Guilford Pharmaceuticals Inc.


Date: August 29, 2000                                By:      /s/  Craig R. Smith, M.D.
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                                                        Craig R. Smith, M.D.
                                                        Chairman of the Board, President
                                                        and Chief Executive Officer
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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER


99.1                       Termination Agreement, dated August 28, 2000


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